UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2002

APTA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-26777 (Commission) File Number)	22-3662292 (I.R.S. Employer Identification No.)

815 Bombardier Street
Shediac, New Brunswick E4P 1H9

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (506) 532-8515

Item 5.  Other Events.

This Form 8-K/A is being filed to amend the Form 8-K filed on December 4, 2002 by Apta Holdings, Inc. to include financial statements of Convergix Inc. referred to in Item 7 below relating to Apta’s acquisition of Convergix Inc.

On November 22, 2002, Apta Holdings, Inc., its wholly owned subsidiaries, Intelisys Acquisition Inc. and Intelisys (Nova Scotia) Company entered into a Share Exchange Agreement with Convergix Inc.  Pursuant to the Share Exchange Agreement, Apta, through its subsidiaries, acquired the integrated software solutions business of Convergix Inc. located in Shediac, New Brunswick.  The transaction was completed on December 31, 2002.

Item 7.  Financial Statements and Exhibits.

a.             Financial Statements of Business Acquired.

Below are the following financial statements of Convergix Inc. (including the notes thereto):

Independent Auditor’s Report.

Audited Historical Consolidated Balance Sheets for the fiscal years ended December 31, 2001 and 2000.

Audited Historical Consolidated Statement of Operations for the fiscal years ended December 31, 2001 and 2000.

Audited Historical Consolidated Statement of Shareholders’ Deficiency for the fiscal years ended December 31, 2001 and 2000.

Audited Historical Consolidated Statement of Cash Flows for the fiscal years ended December 31, 2001 and 2000.

Accountants’ Review Report

Unaudited Historical Consolidated Balance Sheet as of September 30, 2002.

Unaudited Historical Consolidated Statement of Operations as of September 30, 2002 and 2001

Unaudited Historical Consolidated Statement of Shareholders’ Deficiency as of September 30, 2002 and 2001.

Unaudited Historical Consolidated Statement of Cash Flows as of September 30, 2002 and 2001.

Grant Thornton LLP Chartered Accountants Management Consultants Canadian Member Firm of Grant Thornton International

Independent Auditors’ Report

To the Shareholders of

Convergix Inc.

We have audited the accompanying consolidated balance sheets of Convergix Inc. as at December 31, 2001 and December 31, 2000 and the related consolidated statements of operations and shareholder’s deficiency and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and December 31, 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has incurred significant losses from operations in 2001 and 2000 and at December 31, 2001 and December 31, 2000 has a severe working capital deficiency.  These factors among others, as discussed in Note 1, raise substantial doubt about the Company’s ability to continue as a going concern.  The Company management’s plans in regard to these matters are also described in Note 1. These consolidated financial statements do not indicate any adjustments that might result from the outcome of these uncertainties.

Moncton, New Brunswick, Canada December 19, 2002	Chartered Accountants

PO Box 1005

633 Main Street

Suite 500

Moncton

New Brunswick

E1C 8P2

Tel:  (506) 857-0100

Fax:  (506) 857-0105

CONVERGix Inc.

Consolidated Balance Sheets

As at December 31, 2001 and 2000

(in US dollars)

	2001	2000

Assets
Current assets
Cash	$310	$515
Receivables (Note 3)	59,468	233,850
Prepaid expenses	15,838	57,149
Total current assets	75,616	291,514

Capital assets (Notes 2(b), 5)	739,995	291,078
Minority interest (Notes 2, 8)	—	192,726
Other intangibles	11	—

	$815,622	$775,318

Liabilities
Current liabilities
Bank indebtedness (Note 6)	$—	$47,887
Bank operating loans (Note 6)	156,950	200,070
Accounts payable and accrued liabilities	703,077	213,955
Deferred revenue (Note 2(g))	29,040	28,765
Current portion of long-term debt (Note 7)	270,670	61,939
Net liabilities from discontinued operations (Note 4)	707,386	896,025
Total current liabilities	1,867,123	1,448,641

Convertible debt (Note 11)	28,251	—
Long-term debt (Note 7)	590,539	347,701
	2,485,913	1,796,342

Minority interest (Notes 2, 8)	156,950	56,412

Shareholders’ Deficiency
Capital stock (Note 9)	1,175,638	166,792
Accumulated other comprehensive income	146,627	12,554
Deficit	(3,149,506)	(1,256,782)
	(1,827,241)	(1,077,436)

	$815,622	$775,318

CONVERGix Inc.

Consolidated Statements of Operations

For the years ended December 31, 2001 and 2000

(in US dollars)

	2001	2000

Revenue (Note 2 (g))	$228,532	$13,381

Costs and expenses:
Selling, general and admistrative expenses	1,478,458	268,344
Research and development expense	74,559	25,870
	1,553,017	294,214

Operating loss	(1,324,485)	(280,833)

Other income (deductions)
Interest expense	(76,975)	(11,753)
Minority interest in loss (Notes 2, 8)	—	171,298
	(76,975)	159,545
Loss before discontinued operations, and income taxes	(1,401,460)	(121,288)

Income tax expense (Note 12)	—	165,987

Loss from continuing operations	(1,401,460)	(287,275)

Loss on discontinued operations (Note 4) (net of income taxes)	(296,392)	(673,300)

Net loss	$(1,697,852)	$(960,575)

CONVERGix Inc.

Consolidated Statements of Shareholders’ Deficiency

For the years ended December 31, 2001 and 2000

(in US dollars)

	Common Shares	Amount	Preferred Shares	Amount	Accumulated Deficit	Accumulated other comprehensive loss	Total

Balance — January 1, 2000	100	$67	—	$—	$(296,207)	$—	$(296,140)

Issuance of preferred shares	—	—	250	166,725	—	—	166,725

Net loss for the year	—	—	—	—	(960,575)	—

Currency translation adjustment	—	—	—	—	—	12,554

Total comprehensive loss	—	—	—	—	—	—	(948,021)

Balance — December 31, 2000	100	$67	250	$166,725	$(1,256,782)	$12,554	$(1,077,436)

Effective re-organization (Note 2)	960	$160	(250)	$(166,725)	$(194,872)	$—	$(361,437)

Issuance of preferred shares (Note 9) (net of stock subscription receivable)	—	—	118	1,175,411	—	—	1,175,411

Net loss for the year	—	—			(1,697,852)	—

Currency translation adjustment	—	—	—	—	—	134,073

Total comprehensive loss	—	—	—	—	—	—	(1,563,779)

Balance — December 31, 2001	1,060	$227	118	$1,175,411	$(3,149,506)	$146,627	$(1,827,241)

CONVERGix Inc.

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2001 and 2000

(in US dollars)

		2001	2000

	Increase (decrease) in cash and cash equivalents

	Operating activities
	Net (loss) from operations	$(1,697,852)	$(960,575)
	Adjustments to reconcile net loss to net cash used in continuing operations
	Loss from discontinued operations	296,392	673,300
	Items not affecting cash
	Depreciation and amortization	86,490	1,711
	Changes in non-cash working capital items
	Accounts receivable	(24,346)	(49,517)
	Prepaid expenses	37,962	(57,141)
	Accounts payable	662,027	29,665
	Deferred revenue	1,960	28,762
	Income and other taxes		38,811
	Net cash used in continuing operating activities	(637,367)	(294,984)

	Investing activities
	Proceeds from issuance of capital stock	628,015	166,700
	Acquisition of intangible assets	(11)	—
	Payable to minority interest	(58,467)	(173,651)
	Acquisition of capital assets (net)	(49,723)	(243,592)
	Net cash provided by (used) in investing activities	519,814	(250,543)

	Financing activities
	Net proceeds from long-term debt	470,897	298,094
	Net proceeds from convertible loan	28,251	—
	(Repayment of) net proceeds from bank indebtness	(45,108)	3,785
	(Repayment of) net proceeds from operating loan	(31,391)	150,030
	Net cash provided by financing activities	422,649	451,909

	Cash flows (used in) provided by discontinued operations	(354,509)	83,650

	Effects on exchange rates on cash	49,208	9,006

	Net decrease in cash and cash equivalents	(205)	(962)

	Cash and cash equivalents, beginning of year	515	1,477

	Cash and cash equivalents, end of year	$310	$515

Interest paid	— continuing operations	$36,258	$11,753
	— discontinued operations	42,082	83,982
	Fixed assets received for capital stock	574,611	—
	Income taxes paid (recovered)	—	(3,029)

CONVERGix Inc.

Notes to the Consolidated Financial Statements

December 31, 2001

(in US dollars)

1.             Ability to continue operations

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As indicated in the consolidated financial statements, the company has incurred significant net losses and negative cash flows from operations over the past 2 years and has not been able to meet its obligations as they come due.  At December 31, 2001 and December 31, 2000, the company has a severe working capital deficiency and net shareholders’ deficiency.  These factors, among others, indicate that the Company might not be able to continue as a going concern.  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or the amount of and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependant upon its ability to achieve profitable operations, generate sufficient cash flow to meet its obligations, and obtain additional financing.

Management’s Plans

As indicated in the consolidated financial statements, the Company has a severe working capital deficiency, and a net shareholders’ deficiency.  Since its inception, the Company has devoted substantially all of its efforts to developing its products, obtaining financing, assessing market demand, and obtaining customers.  The success of the Company’s operations and, ultimately, the attainment of profitable operations are dependant on achieving a level of sales adequate to support the Company’s cost structure.  The Company has undergone an informal financial restructuring and has reached agreements with the majority of unsecured trade creditors.  Management continues to focus on seeking new customers and seeking new sources of financing.

2.                                      Summary of significant accounting policies

Nature of Operations

CONVERGix Inc. is incorporated under the New Brunswick Business Corporations Act, in Canada, and is a holding company which holds investments in two subsidiary companies whose business activities include developing, marketing, installation and support of a suite of aviation enterprise software and providing of current and specialized knowledge and skills associated with computer networks and application integration of computer programs in network environments.

CONVERGix Inc. was incorporated on January 18, 2001 in connection with a corporate reorganization of the two subsidiary companies, Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.  Following the reorganization, CONVERGix Inc. owns 100% of the issued and outstanding common shares of Cynaptec Information Systems Inc. and 53% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

Cynaptec Information Systems Inc. owns 47% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

The comparative figures for 2000 are the consolidated financial results of Cynaptec Information Systems Inc. for the 12 months ended December 31, 2000.  At December 31, 2000, Cynaptec Information Systems Inc. owned 51% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

Significant intercompany transactions have been eliminated on consolidation.

The reorganization on January 18, 2001 did not result in a change of control of Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.

In 2001, three significant customers accounted for 38% of sales and each of these three customers accounted for more than 10% of sales.  In 2000, two significant customers accounted for 47% of sales and each of these two customers accounted for more than 10% of sales.

At December 31, 2001, three significant customers accounted for 99% of trade accounts receivable and each of these three customers accounted for more than 10% of trade accounts receivable. At December 31, 2000, two significant customers accounted for 73% of trade accounts receivable and each of these two customers accounted for more than 10% of trade accounts receivable.

At December 31, 2001, three significant suppliers accounted for 52% of trade accounts payable and each of these three significant suppliers accounted for more than 10% of trade accounts payable.  At December 31, 2000, one significant supplier accounted for 47% of trade accounts payable

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

a)             Principles of consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Cynaptec Information Systems Inc. and InteliSys Aviation Systems Inc.

b)             Capital assets and depreciation

Capital assets are recorded at cost, less accumulated depreciation.  Depreciation is provided using the declining balance method at the following annual rates:

Office furniture and equipment	20%
Computer equipment and software	30%
Library	50%
Leasehold improvements	7%

c)                                      Software development costs

Software development costs are accounted for in accordance with Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. Under the standard, capitalization of software development costs begins upon the establishment of technological feasibility, subject to net realizable value considerations. To date, the period between achieving technological feasibility and the general availability of such software has been short; therefore, software development costs qualifying for capitalization have been immaterial. Accordingly, the Company has not capitalized any software development costs and has charged all such costs to research and development expense. Research and development costs are expensed as incurred, net of any investment tax credits, grants and recoveries.

d)             Income taxes

Income taxes are provided for current taxes payable or refundable, and temporary differences arising from the future tax consequences of events that have been recognized in the Company’s financial statements or income tax returns.  The effect of income taxes is measured based on currently enacted tax laws and rate.  A valuation allowance is provided for deferred tax assets when it is more likely than not that some or all of such assets will not be realized.

e)             Cash and cash equivalents

The company considers cash on hand and balances with banks, net of overdrafts, and investments in highly liquid temporary money market instruments with originals maturities of 90 days or less at the date of purchase to be cash and cash equivalents.

f)             Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent liabilities in these financial statements.  Actual results could differ from those estimates.

g)                                    Revenue recognition

The Company accounts for software sales in accordance with Statement of Position (SOP) No. 97-2, “Software Revenue Recognition,” as amended. SOP 97-2 generally requires revenues earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of the element.

Revenue from license fees is recognized when persuasive evidence of an agreement exists, delivery of the product has occurred, the fee is fixed or determinable, and collectability is probable. The Company maintains certain provisions for product returns and rebates in accordance with SFAS No. 48 “Revenue Recognition when Right of Return Exists”. The Company from time to time will consider arrangements regarding certain customers with payment terms extending beyond customary payment terms not to be fixed or determinable. If the fee is not fixed or determinable, revenue is deferred and recognized when payments become due from the customer providing that all other revenue recognition criteria have been met.

Software subscription, support, consulting service, and training program revenue included in multiple-element arrangements is deferred and recognized on a straight-line basis over the term of the software subscription and support agreement. The fair value of the undelivered elements (software subscription, specified upgrades, support, consulting services and training) is generally determined based on the price charged for the undelivered element when sold separately.

h)            Reporting currency and foreign currency translation

The Company’s functional currency is the Canadian dollar since it is the currency of the primary economic environment in which the company operates.  Assets and liabilities are translated into United States dollars using the current rate of exchange at the balance sheet date.  Revenues, expenses, gains and losses are translated into United States dollars using the weighted-average exchange rate, during the year.

i)             Financial instruments

The Company’s primary financial instruments consist of receivables, current liabilities, convertible debt and long-term debt.  The difference between the carrying values and the fair market values of the primary financial instruments are not material due to the short-term maturities and/or the credit terms of those instruments.

The fair value of shareholder advances cannot be determined as they do not include any terms of payment (Note 7).

j)             Government assistance

Government assistance relating to the purchase of capital assets and other assets is recorded as a reduction of the cost of such assets.  Government assistance relating to current expenses is netted against the related expense.

3.             Accounts receivables

	2001	2000

Accounts receivable — trade	$6,428	$13,749
Harmonized sales tax (HST)	43,826	159,648
Due from common shareholders	—	3,926
Other	9,214	56,527

	$59,468	$233,850

4.             Discontinued operations

Effective March 31, 2001, the company ceased selling supporting hardware and other supplies from its subsidiary, Cynaptec Information Systems Inc. in order to concentrate on the development and marketing of the “Amelia” software package.

The results of discontinued operations are as follows:

	2001	2000

Revenue	$306,654	$803,933

Direct costs	444,422	814,936
Administrative	183,600	662,297
	628,022	1,477,233
Loss from discontinued operations before income taxes	(321,268)	(673,300)

Income taxes recovered	(24,976)	—

Loss on discontinued operations	$(296,392)	$(673,300)

Net liabilities of discontinued operations
Current assets	$(105,472)	$(376,929)
Current liabilities	729,988	1,179,921
Long-term liabilities	82,870	93,033

	$707,386	$896,025

All capital assets owned by Cynaptec Information Systems Inc. are being used in the continuing operations.

5.             Capital assets

			2001	2000
	Cost	Accumulated Depreciation	Net Book Value	Net Book Value
Computer equipment and software	$559,737	$130,703	$429,034	$65,397
Leasehold improvements	158,761	13,179	145,582	115,683
Office furniture and equipment	120,965	39,664	81,301	107,956
Trade show booth	97,785	14,668	83,117	—
Library	6,694	5,733	961	2,042

	$943,942	$203,947	$739,995	$291,078

6.             Bank indebtedness

The bank indebtedness and bank operating loans are secured by a general security agreement covering all assets and personal guarantees and a postponement of claim of current and former shareholders.  The bank indebtedness and bank operating loans bear interest at prime plus 2.5% to 3.5%, respectively.

Subsequent to year end, on March 22, 2002, the Company’s two wholly owned subsidiaries entered into a forbearance agreement with the Bank, which was further amended on August 1, 2002.  Under the terms of the amended forbearance agreement, the Company’s wholly owned subsidiaries are required to establish new banking relationships with alternate lending institutions and shall make the following payments to the Bank:

(a)                                  the sum of $50,000 on August 6, 2002

(b)                                 the sum of $25,000 on September 15, 2002

(c)                                  the sum of $25,000 on October 15, 2002

(d)                                 On November 15, 2002, the sum necessary to payout the remaining funds owing to the bank form both companies, including all legal fees, administrative fees and accrued interest.

7.             Long-term debt

	2001	2000

Atlantic Canada Opportunities Agency (ACOA) unsecured repayable contribution, non-interest bearing repayable in monthly installments of $1,255, maturing October 2005..	$57,758	$69,358

Atlantic Canada Opportunities Agency (ACOA) unsecured repayable contribution, non-interest bearing repayment is calculated as 3% of the gross annual sales where first payment shall be due April 2001, maturing June 2008.	204,968	217,734

Bank loan, bearing interest at prime plus 2.5%, repayable in monthly installments of $788, plus interest, maturing November, 2001.	3,767	9,003

Shareholder loan, unsecured, bearing interest at prime plus 2%, repayable in monthly installments of $459 including interest, maturing May 2005.	12,466	21,719

Bank loan, secured by equipment and a shareholder guarantee of $12,612, bearing interest at prime plus 1.25%, repayable in monthly installments of $1,608, plus interest, maturing March 2005.	76,837	91,826

Promissory note, unsecured, bearing interest at 6% per month, due on demand.	62,780	—

ACOA, Amelia marketing loan, unsecured repayable contribution, non-interest bearing, repayable in 59 monthly, installments of $5,232. First repayment shall be due January 2002, maturing December 2006.	177,397	—

Promissory notes, unsecured, bearing interest at varying rates between 6.7% - 15% repayable between August 2001 and December 2001.	143,593	—

	2001	2000

BDC leasehold loan, secured by shareholder guarantee and general security agreement covering equipment, bearing interest at 10.8%, repayable in one installment of $1,099 due June 2001, followed by sixty-one (61) consecutive monthly installments of $2,040, commencing July 2001 with final payment in July 2006.	72,197	—

Shareholder loan, non-interest bearing, no set terms of repayment	49,446	—

	861,209	409,640

Less current portion of long-term debt	270,670	61,939

	$590,539	$347,701

The aggregate maturities of long-term debt for each of the five years subsequent to December 31, 2001 are approximately as follows:

2002	$270,670
2003	126,816
2004	124,304
2005	121,793
2006	121,793
thereafter	95,833

At December 31, 2001, the Company is in default on principal and interest payments for many of its obligations, as follows:

Principal payments in default	$194,995
Interest payments in default	53,500

$248,495

The company is in the process of refinancing both its long-term and short-term debt obligations.

8.             Minority interest

At December 31, 2001, minority interest consists of preferred shares of Cynaptec Information Systems Inc., which are held by an arm’s length minority interest.  This minority interest arose following the corporate reorganization on January 18, 2001 (Note 2).

At December 31, 2000, minority interest consists of a share in the net loss of InteliSys Aviation Systems Inc.  This minority interest was eliminated following the corporate reorganization on January 18, 2001 (Note 2).

9.             Capital stock

	2001	2000

Authorized:

The Company is authorized to issue:

1) An unlimited number of preferred shares without par value issuable in series with the following series authorized and the number of shares of such series fixed as follows:

a) 200 Series 1 preferred shares without par value to be designated as “Series 1 Preferred Shares”

2) An unlimited number of Class A common shares without par value, and

3) An unlimited number of non-voting Class B common shares without par value.

Issued and outstanding:
1,060 common shares	$227	$67
117.7 preferred shares (net of stock subscription receivable of $80,189)	1,175,411	166,725
	$1,175,638	$166,792

During the year, the Company issued 1,060 common shares in connection with a corporate reorganization of its subsidiary companies, Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.

In addition, on January 25, 2001, the Company issued 117.7 preferred shares for cash consideration of $ 627,800 and a $ 627,800 credit note, which is being used to purchase capital assets. At December 31, 2001, $80,189 of the credit note is receivable from the preferred shareholder and is recorded as an offset to shareholder’s equity.

10.          Commitments

The Company has an $80,189 credit note from a preferred shareholder, which it intends to use to purchase capital assets in the next twelve months (Note 9).

The Company is committed to minimum annual lease payments under various operating leases for office space, vehicles and certain office equipment.  The minimum payments required under these leases for each of the five years subsequent to December 31, 2001 are approximately as follows:

2002	$143,138
2003	109,237
2004	95,426
2005	95,426
2006	95,426
thereafter	102,490

11.           Convertible debt

The convertible debt at December 31, 2001 consists of $28,251 payable to a related party.  Subsequent to year end, the Company has executed a common share subscription agreement with the holder of the convertible debt.

12.      Income taxes

	2001	2000

Future income tax expense

Net reduction of future tax asset	$—	$165,987

At December 31, 2001 and 2000 management has provided a valuation allowance for its future income tax asset on the basis that realization is not “more likely than not” in light of the Company’s operating losses over the past two years and the uncertainty relating to the Company’s ability to continue operations (Note 1).

The Company has not recorded in its financial statements the income tax benefits of prior years’ losses of $3,136,603 relative to its wholly-owned subsidiary, Intelisys Aviation Systems Inc.  These losses are available to reduce taxable income in future years and if not utilized, will expire as follows:

2006	$55,469
2007	1,767,946
2008	1,313,188

13.          Subsequent event

On November 22, 2002, the Company entered into a share exchange agreement with Apta Holdings, Inc., a Delaware corporation that is a United States public company, traded on the NASDAQ over-the-counter market.

Under the terms of the share exchange agreement, Apta will acquire the Company, by issuing 25,000,000 shares of its common stock to the common stock shareholders of Convergix Inc. in exchange for their Convergix Inc. common shares.

The share exchange agreement is scheduled to close on December 31, 2002. Following the closing, Apta will own 100% of the voting stock of the Company. The Company also has 117.7 Series 1 preference shares. Apta is not acquiring the Series 1 preference shares. The series 1 preference shares are convertible into common stock.

The acquisition of the Company by Apta Holdings Inc. will be accomplished pursuant to a share exchange agreement between the Company and Apta Holdings Inc. and Apta’s wholly owned subsidiaries, Intelisys Acquisition Inc. and Intelisys (Nova Scotia) Company.

14.          Related party transactions

(a)                                  Accounts payable at December 31, 2001 include amounts owing to shareholders, officers and employees of $38,793 (2000 - $3,584).

(b)                                 During the year, the Company expensed $37,190 (2000 — nil) of interest charges on a loan payable to a related party.

(c)                                  During the year, a shareholder paid $11,227 (2000 - $73,588) of operating expenses for the company.

Grant Thornton LLP Chartered Accountants Management Consultants Canadian Member Firm of Grant Thornton International

Accountants’ Review Report

To the Shareholders of

CONVERGix Inc.

We have reviewed the accompanying consolidated balance sheets of CONVERGix Inc. as at September 30, 2002 and December 31, 2001 and the related consolidated statements of operations and shareholder’s deficiency and cash flows for the nine month period ended September 30, 2002 and September 30, 2001 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these consolidated financial statements is the representation of the management of CONVERGix Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has incurred significant losses from operations and at September 30, 2002 and December 31, 2001 has a severe working capital deficiency.  These factors among others, as discussed in Note 1, raised substantial doubt about the company’s ability to continue as a going concern.  The Company management’s plans in regard to these matters and also described in Note 1.  These consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Moncton, New Brunswick, Canada	/s/ Grant Thornton LLP
December 10, 2002	Chartered Accountants

PO Box 1005

633 Main Street

Suite 500

Moncton

New Brunswick

E1C 8P2

Tel:  (506) 857-0100

Fax:  (506) 857-0105

CONVERGix Inc.

Consolidated Balance Sheets

As at September 30, 2002 and December 31, 2001

(in US dollars)

(Unaudited)

	Sept. 30, 2002	Dec. 31, 2001

Assets
Current assets
Cash	$—	$310
Receivables (Note 3)	65,696	59,468
Prepaid expenses	13,078	15,838
Total current assets	78,774	75,616

Capital assets (Notes 2(b), 5)	563,549	739,995
Other intangibles	11	11

	$642,334	$815,622

Liabilities
Current liabilities
Bank indebtedness (Note 6)	$3,647	$—
Bank operating loans (Note 6)	52,936	156,950
Accounts payable and accrued liabilities	971,605	703,077
Deferred revenue (Note 2(g))	24,152	29,040
Current portion of long-term debt (Note 7)	408,058	270,670
Net liabilities from discontinued operations (Note 4)	582,450	707,386
Total current liabilities	2,042,848	1,867,123

Convertible debt (Note 11)	644,429	28,251
Long-term debt (Note 7)	812,627	590,539
	3,499,904	2,485,913

Minority interest (Notes 2, 8)	157,650	156,950

Shareholders’ Deficiency
Capital stock (Note 9)	1,181,749	1,175,638
Accumulated other comprehensive income	139,574	146,627
Deficit	(4,336,543)	(3,149,506)
	(3,015,220)	(1,827,241)

	$642,334	$815,622

CONVERGix Inc.

Consolidated Statements of Operations

For the 9 months ended September 30, 2002 and 2001

(in US dollars)

(Unaudited)

	Sept. 30, 2002	Sept. 30, 2001

Revenue (Note 2(g))	$317,154	$149,751

Costs and expenses:
Selling, general and admistrative expenses	1,163,019	1,134,274
Research and development expense	—	190,019
	1,163,019	1,324,293

Operating loss	(845,865)	(1,174,542)

Other income (deductions)
Interest expense	(143,473)	(47,807)
Gain on disposal of capital assets	12,009	—
	(131,464)	(47,807)

Loss from continuing operations	(977,329)	(1,222,349)

Loss on discontinued operations (Note 4)	(209,708)	(288,588)

Net loss	$(1,187,037)	$(1,510,937)

CONVERGix Inc.

Consolidated Statements of Shareholders’ Deficiency

For the 9 months ended September 30, 2002 and 2001

(in US dollars)

(Unaudited)

	Common Shares	Amount	Preferred Shares	Amount	Accumulated Deficit	Accumulated other comprehensive loss	Total

Balance - January 1, 2000	100	$67	—	$—	$(296,207)	$—	$(296,140)

Issuance of preferred shares	—	—	250	166,725	—	—	166,725

Net loss for the year	—	—	—	—	(960,575)	—

Currency translation adjustment	—	—	—	—	—	12,554

Total comprehensive loss	—	—	—	—	—	—	(948,021)

Balance - December 31, 2000	100	$67	250	$166,725	$(1,256,782)	$12,554	$(1,077,436)

Effective re-organization (Note 2)	960	$160	(250)	$(166,725)	$(194,872)	$—	$(361,437)

Issuance of preferred shares (Note 9) (net of stock subscription receivable)	—	—	118	1,175,411	—	—	1,175,411

Net loss for the nine month period	—	—	—	—	(1,510,937)	—

Currency translation adjustment	—	—	—	—	—	125,125

Total comprehensive loss for the nine month period	—	—	—	—	—	—	(1,385,812)

Balance — September 30, 2001	1,060	227	118	1,175,411	(2,962,591)	137,679	(1,649,274)

Net loss for the three month period	—	—	—	—	(186,915)

Currency translation adjustment	—	—	—	—	—	8,948

Total comprehensive loss for the three month period	—	—	—	—	—	—	(177,967)

Balance - December 31, 2001	1,060	$227	118	$1,175,411	$(3,149,506)	$146,627	$(1,827,241)

Net loss for the year	—	—	—	—	(1,187,037)	—	—

Redemption of common shares for nil consideration (Note 9)	(664)	—	—	—	—	—	—

Currency translation adjustment	—	—	—	6,111	—	(7,053)	—

Total comprehensive loss for the year	—	—	—	—	—	—	(1,187,979)

Balance — September 30, 2002	396	$227	118	$1,181,522	$(4,336,543)	$139,574	$(3,015,220)

CONVERGix Inc.

Consolidated Statements of Cash Flows

For the 9 months ended September 30, 2002 and 2001

(in US dollars)

(Unaudited)

			Nine Months Ended Sept. 30 2002	Nine Months Ended Sept. 30 2001

	Increase (decrease) in cash and cash equivalents

	Operating activities
	Net loss from operations		$(1,187,037)	$(1,510,937)
	Adjustments to reconcile net loss to net cash used in continuing operations
	Loss from discontinued operations		209,708	288,588
	Items not affecting cash
	Depreciation and amortization		99,776	82,450
	Net gain on disposal of capital assets		(12,009)	-
	Changes in non-cash working capital items
	Accounts receivable		(6)	59,294
	Prepaid expenses		2,830	20,594
	Accounts payable		430,327	505,158
	Deferred revenue		(5,017)	9,891
	Income and other taxes		—	10,909

	Net cash used in continuing operating activities		(461,428)	(534,053)

	Investing activities
	Proceeds from insurance of capital stock		—	629,866
	Acquision of intangible assets		—	(11)
	Payable to minority interest		—	(53,725)
	Proceeds on disposal of capital assets		144,549	—
	Acquisition of capital assets (net)		(13,600)	(45,478)

	Net cash provided by investing activities		130,949	530,652

	Financing activities
	Net proceeds from long-term debt		244,019	407,751
	Net proceeds from convertible loan		468,996	—
	Net proceeds from (repayment of) bank indebtness		3,647	(48,400)
	Repayment of operating loan		(104,714)	(31,665)

	Net cash provided by financing activities		611,948	327,686

	Cash flows used in discontinued operations		(292,117)	(342,502)

	Effects on exchange rates on cash		10,338	16,740

	Net decrease in cash and cash equivalents		(310)	(1,477)

	Cash and cash equivalents, beginning of year		310	1,477

	Cash and cash equivalents, end of year		$—	$—

Interest paid	—	continuing	$10,475	$36,258
	—	discontinued	17,709	42,082

	Income taxes paid		—	-

	Fixed assets received for capital stock		—	434,311

CONVERGix Inc.

Notes to the Consolidated Financial Statements

September 30, 2002

(in US dollars)

(Unaudited)

1.             Ability to continue operations

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As indicated in the consolidated financial statements, the company has incurred significant operating losses and negative cash flows from operations over the past 2 years and has not been able to meet its obligations as they come due.  At September 30, 2002 and December 31, 2001, the Company has a severe working capital deficiency and a net shareholders’ deficiency.  These factors, among others, indicate that the Company might not be able to continue as a going concern.  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or the amount of and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependant upon its ability to achieve profitable operations, generate sufficient cash flow to meet its obligations, and obtain additional financing.

Management’s plans

As indicated in the consolidated financial statements, the Company has a severe working capital deficiency, and a net shareholders’ deficiency.  Since its inception, the Company has devoted substantially all of its efforts to developing its products, obtaining financing, assessing market demand, and obtaining customers.  The success of the Company’s operations and, ultimately, the attainment of profitable operations are dependant on achieving a level of sales adequate to support the Company’s cost structure.

The Company has undergone an informal financial restructuring and has reached agreements with the majority of unsecured trade creditors.  Management continues to focus on seeking new customers and seeking new sources of financing.

Financial Statements

These unaudited consolidated financial statements reflect all adjustments, consisting of only normal and recurring items, which are, in the opinion of management, necessary to present a fair statement of the results.  The results of operations for the nine month period ended September 30, 2002 and 2001 are not necessarily indicative of the operating results for the full year.

2.                                      Summary of significant accounting policies

Nature of operations

CONVERGix Inc. is incorporated under the New Brunswick Business Corporations Act in Canada and is a holding company which holds investments in two subsidiary companies whose business activities include developing, marketing, installation and support of a suite of aviation enterprise software and providing of current and specialized knowledge and skills associated with computer networks and application integration of computer programs in network environments.

CONVERGix Inc. was incorporated on January 18, 2001 in connection with a corporate reorganization of the two subsidiary companies, Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.  Following the reorganization, CONVERGix Inc. owns 100% of the issued and outstanding common shares of Cynaptec Information Systems Inc. and 53% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

Cynaptec Information Systems Inc. owns 47% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

The reorganization on January 18 ,2001 did not result in a change of control of Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.

Significant intercompany transactions have been eliminated on consolidation.

In 2002, four significant customers accounted for 72% of sales and each of these four customers accounted for more than 10% of sales.  In 2001, three significant customers accounted for 38% of sales and each of these three customers accounted for more than 10% of sales.

At September 30, 2002, three significant customers accounted for 70% of trade accounts receivable and each of these three customers accounted for more than 10% of trade accounts receivable. At December 31, 2001, three significant customers accounted for 99% of trade accounts receivable and each of these three customers accounted for more than 10% of trade accounts receivable.

At September 30, 2002, one significant customer accounted for 25% of trade accounts payable. At December 31, 2001, three significant suppliers accounted for 52% of trade accounts payable and each of these three significant suppliers accounted for more than 10% of trade accounts payable.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

a)             Principles of consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Cynaptec Information Systems Inc. and InteliSys Aviation Systems Inc.

b)             Capital assets and depreciation

Capital assets are recorded at cost less accumulated depreciation.  Depreciation is provided using the declining balance method at the following annual rates:

Office furniture and equipment	20%
Computer equipment and software	30%
Library	50%
Leasehold improvements	7%

c)                                      Software development costs

Software development costs are accounted for in accordance with Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. Under the standard, capitalization of software development costs begins upon the establishment of technological feasibility, subject to net realizable value considerations. To date, the period between achieving technological feasibility and the general availability of such software has been short; therefore, software development costs qualifying for capitalization have been immaterial. Accordingly, the Company has not capitalized any software development costs and has charged all such costs to research and development expense. Research and development costs are expensed as incurred, net of any investment tax credits, grants and recoveries.

d)                                      Income taxes

Income taxes are provided for current taxes payable or refundable, and temporary differences arising from the future tax consequences of events that have been recognized in the Company’s financial statements or income tax returns.  The effect of income taxes is measured based on currently enacted tax laws and rate.  A valuation allowance is provided for deferred tax assets when it is more likely than not that some or all of such assets will not be realized.

e)             Cash and cash equivalents

The company considers cash on hand and balances with banks, net of overdrafts, and investments in highly liquid temporary money market investment instruments with original maturities of 90 days or less at the date of purchase to be cash and cash equivalents.

f)             Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent liabilities in these financial statements.  Actual results could differ from those estimates.

g)            Revenue recognition

The Company accounts for software sales in accordance with Statement of Position (SOP) No. 97-2, “Software Revenue Recognition,” as amended. SOP 97-2 generally requires revenues earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of the element.

Revenue from license fees is recognized when persuasive evidence of an agreement exists, delivery of the product has occurred, the fee is fixed or determinable, and collectability is probable. The Company maintains certain provisions for product returns and rebates in accordance with SFAS No. 48 “Revenue Recognition when Right of Return Exists”. The Company from time to time will consider arrangements regarding certain customers with payment terms extending beyond customary payment terms not to be fixed or determinable. If the fee is not fixed or determinable, revenue is deferred and recognized when payments become due from the customer providing that all other revenue recognition criteria have been met.

Software subscription, support, consulting service, and training program revenue included in multiple-element arrangements is deferred and recognized on a straight-line basis over the term of the software subscription and support agreement. The fair value of the undelivered elements (software subscription, specified upgrades, support, consulting services and training) is generally determined based on the price charged for the undelivered element when sold separately.

h)            Reporting currency and foreign currency translation

The Company’s functional currency is the Canadian dollar since it is the currency of the primary economic environment in which the company operates.  Assets and liabilities are translated into United States dollars using the current rate of exchange at the balance sheet date.  Revenues, expenses, gains and losses are translated into United States dollars using the weighted-average exchange rate prevailing during the period.

i)             Financial instruments

The Company’s primary financial instruments consist of receivables, current liabilities, convertible debt and long-term debt.  The difference between the carrying values and the fair market values of the primary financial instruments are not material due to the short-term maturities and/or the credit terms of those instruments.

The fair value of shareholder advances cannot be determined as they do not include any terms of payment (Note 7).

j)             Government assistance

Government assistance relating to the purchase of capital assets and other assets is recorded as a reduction of the cost of such assets.  Government assistance relating to current expenses is netted against the related expense.

3.             Accounts receivables

	September 30 2002	December 31 2001

Accounts receivable — trade	$59,574	$6,428
Harmonized Sales Tax	590	43,826
Other	5,532	9,214

	$65,696	$59,468

4.             Discontinued operations

Effective March 31, 2001, the company ceased selling supporting hardware and other supplies from its subsidiary, Cynaptec Information Systems Inc. in order to concentrate on the development and marketing of the “Amelia” software package.

The results of discontinued operations are as follows:

	September 30 2002	September 30 2001

Revenue	$—	$308,695

Direct costs	155,246	446,568
Administrative	54,462	150,715

	209,708	597,283

Loss on discontinued operations	$(209,708)	$(288,588)

Net liabilities of discontinued operations
Current assets	$(23,758)	$(105,472)
Current liabilities	606,208	729,988
Long term liabilities	—	82,870

	$582,450	$707,386

All capital assets owned by Cynaptec Information Systems Inc. are being used in the continuing operations.

5.             Capital assets

			September 30 2002	December 31 2001

	Cost	Accumulated Depreciation	Net Book Value	Net Book Value

Computer equipment and software	$560,428	$227,187	$333,241	$429,034
Leasehold improvements	162,289	21,127	141,162	145,582
Office furniture and equipment	128,360	52,604	75,756	81,301
Trade show booth	27,826	15,039	12,787	83,117
Library	6,724	6,121	603	961

	$885,627	$322,078	$563,549	$739,995

6.             Bank indebtedness

The bank indebtedness and bank operating loans are secured by a general security agreement covering all assets and personal guarantees and a postponement of claim of current and former shareholders.  The bank indebtedness and bank operating loans bear interest at prime plus 2.5% to 3.5%, respectively.

On March 22, 2002, the Company’s two wholly owned subsidiaries entered into a forbearance agreement with the Bank, which was further amended on August 1, 2002.  Under the terms of the amended forbearance agreement, the Company’s wholly owned subsidiaries are required to establish new banking relationships with alternate lending institutions and shall make the following payments to the Bank:

(a)                                  the sum of $50,000 on August 6, 2002

(b)                                 the sum of $25,000 on September 15, 2002

(c)                                  the sum of $25,000 on October 15, 2002

(d)                                 On November 15, 2002, the sum necessary to payout the remaining funds owing to the bank form both companies, including all legal fees, administrative fees and accrued interest.

7.                                      Long-term debt

	Sept. 30 2002	Dec. 31 2001
Atlantic Canada Opportunities Agency (ACOA) unsecured repayable contribution, non-interest bearing payments to begin Jan.1, 2003, $315 for first 6 months, $1,261 for next 44 payments and a final of $641.	$58,015	$57,758

Atlantic Canada Opportunities Agency (ACOA) unsecured repayable contribution, non-interest bearing repayment is calculated as 3% of the gross annual sales where first payment shall be due January 1, 2003 and subsequent repayments are due monthly until the contribution has been repaid.	205,882	204,968

	Sept. 30 2002	Dec. 31 2001
Bank loan, bearing interest at prime plus 2.5%, repayable immediately.	2,995	3,767

Shareholder loan, unsecured.	—	12,466

Bank loan, secured by equipment and a shareholder guarantee of $12,612, bearing interest at prime plus 1.25%, repayable immediately.	77,180	76,837

Promissory note, unsecured, bearing interest at 6% per month, due on demand.	25,224	62,780

ACOA, Amelia marketing loan, unsecured repayable contribution, non-interest bearing, repayable in 39 monthly, installments of $5,256. First repayment shall be due February 1, 2004.	210,218	177,397

Promissory notes, unsecured, bearing interest at varying rates between 6.7% - 15% repayable between August, 2001 and January, 2003.	254,665	143,593

BDC leasehold loan, secured by shareholder guarantee and general security agreement covering equipment, bearing interest at 10.8%, repayable in 3 consecutive monthly payments of $631 beginning November 15, 2002, followed by 43 consecutive payments of $1,605 beginning Feb 15, 2003 and one final payment of $1,611 on Sept 15, 2006.	72,519	72,197

Former shareholder loan, bearing interest at 26%, repayable in minimum monthly installments of $1,099, beginning in December 2002 and continuing until balance is paid in full.	115,766	—

Shareholder loan, non-interest bearing, no set terms of repayment	198,221	49,446

	1,220,685	861,209

Less current portion of long-term debt	408,058	270,670

	$812,627	$590,539

The aggregate maturities of long-term debt for each of the five years subsequent to September 30, 2002 are approximately as follows:

2003	$408,058
2004	118,004
2005	124,521
2006	121,106
2007	59,377
thereafter	389,619

At September 30, 2002 the Company is in default on principal and interest payments for many of its obligations.

Principal payments in default	$360,065
Interest payments in default	100,084

$460,149

The company is in the process of refinancing both its long-term and short-term debt obligations.

8.             Minority interest

At September 30, 2002, and December 31, 2001 minority interest consists of preferred shares of Cynaptec Information Systems Inc., which are held by an arm’s length minority interest.  The minority interest arose following the corporate re-organization on January 18, 2001 (Note 2).

9.             Capital stock

	Sept. 30 2002	Dec. 31 2001

Authorized:

The company is authorized to issue:

1) An unlimited number of preferred shares without par value issuable in series with the following series authorized and the number of shares of such series fixed as follows:

a) 200 Series 1 preferred shares without par value to be designated as “Series 1 Preferred Shares”

2) An unlimited number of Class A common shares without par value, and

3) An unlimited number of non-voting Class B common shares without par value.

Issued and outstanding
396 common shares	$227	$227
117.7 preferred shares (net of stock subscription receivable of $85,078 (2001 — $80,189))	1,181,522	1,175,411

	$1,181,749	$1,175,638

On January 18, 2001, the Company issued 1,060 common shares in connection with a corporate reorganization of its subsidiary companies, Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc. On April 17, 2002 the Company redeemed 664 of these common shares held by the controlling shareholder for Nil consideration.  Following the redemption of the common shares on April 17, 2002, the Company is now controlled by a different shareholder.

In addition, on January 25, 2001, the Company issued 117.7 preferred shares for cash consideration of $ 627,800 and a $ 627,800 credit note, which is being used to purchase capital assets.  At September 30, 2002 $85,078 (December 31, 2001 - $80,189) of the credit note is receivable from the preferred shareholder and is recorded as an offset to shareholder’s equity.

10.          Commitments

The Company has an $ 85,078 credit note from a preferred shareholder, which it intends to use to purchase capital assets in the next twelve months (Note 9).

The Company is committed to minimum annual lease payments under various operating leases for office space, vehicles and certain office equipment.  The minimum payments required under these leases for each of the five years subsequent to September 30, 2002 are approximately as follows:

2003	$110,335
2004	91,534
2005	91,251
2006	91,251
2007	38,021

11.           Convertible debt

The convertible debt consists of loans due to various individuals, including existing and former shareholders, existing and former officers and employees, and an investor, which are convertible into common shares of Convergix Inc.

Subsequent to September 30, 2002, the Company has executed common share subscription agreements with all holders of convertible debt at the balance sheet date.

The share subscription agreement with the investor provides that the Company agrees to repurchase, on or before March 1, 2003, all of the securities issued to the investor for a repurchase price per security equal to the greater of the then-current market value of the securities or $0.34 in Canadian dollars.

12.          Income taxes

At September 30, 2002 and December 31, 2001 management has provided a valuation allowance for its future income tax asset on the basis that realization is not “more likely than not” in light of the Company’s operating losses over the past two years and the uncertainty relating to the Company’s ability to continue operations (Note 1).

The Company has not recorded in its consolidated financial statements the income tax benefits of prior years’ losses of $3,363,975 to December 31, 2001, relative to its wholly-owned subsidiary, Intelisys Aviation Systems Inc.  These losses are available to reduce taxable income in future years and if not utilized, will expire as follows:

2006	$59,490
2007	1,896,103
2008	1,408,382

13.          Related party transactions

(a)                                  Accounts receivable at September 30, 2002 include credit advances due from a preferred shareholder for $85,078 (2001 $80,189).

(b)                                 Accounts payable at September 30, 2002 include amounts owing to shareholders, officers and employees of $206,379 (2001 - $38,793).

(c)                                  During the year, the Company expensed $45,231 (2001 — $37,190) of interest charges on a loan payable to a related party.

(d)                                 During the year, a shareholder paid $43,607 (2001 - $11,227) of operating expenses for the company.

(e)                                  During the year, the Company paid $22,388 (2001 — nil) of consulting fees to a shareholder.

14.          Subsequent event

On November 22, 2002, the Company entered into a share exchange agreement with Apta Holdings, Inc., a Delaware corporation that is a United States public company, traded on the NASDAQ over-the-counter market.

Under the terms of the share exchange agreement, Apta will acquire the Company, by issuing approximately 25, 000,000 shares of its common stock to the common stock shareholders of Convergix, Inc. in exchange for their Convergix, Inc. common shares.

The share exchange agreement is scheduled to close on December 31, 2002. Following the closing, Apta will own 100% of the voting stock of the Company. The Company also has 117.7 Series 1 preference shares. Apta is not acquiring the Series 1 preference shares. The series 1 preference shares are convertible into common stock.

The acquisition of the Company by Apta Holdings Inc. will be accomplished pursuant to a share exchange agreement between the Company and Apta Holdings Inc. and Apta’s wholly owned subsidiaries, Intelisys Acquisition Inc. and Intelisys (Nova Scotia) Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APTA HOLDINGS, INC.

Dated: January 21, 2003	By:	/s/ Ralph Eisenschmid
Ralph Eisenschmid
President and Chief Executive Officer